WILSHIRE VARIABLE INSURANCE TRUST

                            SUPPLEMENT TO PROSPECTUS
                            DATED SEPTEMBER 30, 2004

Information about the Small Cap Growth Fund is supplemented as follows:
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Effective January 20, 2005, Lee Munder Investments Ltd. ("LMIL") was terminated as a subadviser to the Small Cap Growth Fund. BlackRock Financial Management, Inc. and Mazama Capital Management will continue to manage the Small Cap Growth Fund. To reflect this change, all references to LMIL in the Prospectus should be deleted.


Dated:            January 20, 2005




             Please retain this supplement with your Prospectus for
                               future reference.